Exhibit 99.1

Record-Breaking Pro Skateboarder Danny Way Becomes Safety Shot Brand Ambassador

JUPITER, FL – February 15, 2024 – Safety Shot, Inc. (Nasdaq: SHOT) is pleased to announce that Danny Way, an American professional skateboarder and business person, has joined Safety Shot as a brand ambassador. With his new role, Way creates awareness for the world’s first patented wellness beverage that helps people feel better faster by reducing blood alcohol content and boosting clarity and overall mood.

“Having survived and thrived through some serious hardship early in my life and injuries during my skateboarding career, believe me, I know about recovery. I’m a full supporter of Safety Shot’s mission to provide recovery and a boost. As a brand ambassador, I’ll be enjoying a lot of Safety Shot and sharing my love for it with anyone who wants to get sharper and energized,” stated Way.

It was in 1989 that Way became the youngest person at 15 years old to win a pro vert skateboarding contest at the World Skateboard Association Pro Vert Contest in Lansing, Michigan sponsored by Modern Skate & Surf. Since then he became an award-winning professional skateboarder who has won numerous gold medals representing the U.S. in the Summer X Games. He was named “Skater of the Year” by Thrasher magazine twice. His incredible achievements in skateboarding also include jumping the Great Wall of China and jumping from a helicopter onto a skateboard ramp. Way has set several world records for the biggest air ever on a skateboard.

In addition, Way is a notable influencer and businessperson. His passionate fans consume multi-platform content where he’s featured, including nearly 1 million followers on his Instagram. Way’s business ventures and involvements include DC Shoes and Plan B skateboards.

“As a record-breaking experimentalist skateboarder and business person, Danny exemplifies Safety Shot’s thirst for life and resilience,” commented Safety Shot’s CRO Josh Wagner. “We welcome him to our growing band of brand ambassadors who span a broad cultural swath with global reach and impact.”

Safety Shot is the world’s first patented wellness beverage that reduces blood alcohol content in as little as 30 minutes. Fast-acting Safety Shot reduces blood alcohol content through several factors that help process alcohol more efficiently, while also helping the body maintain hydration and improve the overall feeling of well-being through nootropics and vitamins.

About Safety Shot, Inc.

Safety Shot, a wellness and functional beverage company, is set to launch Safety Shot, the first patented wellness beverage on Earth that helps people feel better faster by reducing blood alcohol content, boosting clarity and overall mood. Safety Shot is available for purchase online at DrinkSafetyShot.com and Amazon. The Company plans to launch business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars in the first quarter of 2024.

Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Investor Contact:

Phone: 561-244-7100
Email: investors@drinksafetyshot.com